Q2 2015 Supplemental Data Exhibit 99.1 XXXXX X

Safe harbor statement
This document contains statements regarding the company’s expected future financial performance which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements.  These risks and uncertainties include, but are not limited to: our ability to retain service providers and subscribers and grow sales, our ability to manage our growth and execute on our business strategies, the effects of increased competition and evolving technologies, our ability to integrate acquired assets and businesses,
consumer demand for interactive security and home automation services, the reliability of our network operations centers, our reliance on our
service provider network to attract new customers and retain existing customers, the reliability of our hardware and wireless network suppliers,
future financial prospects, and other factors discussed in the “Risk Factors” section of the company’s final prospectus filed with the Securities and
Exchange Commission on June 26, 2015 and other filings the company makes with the Securities and Exchange Commission from time to time.
In addition, the forward-looking statements included herein represent the company’s views as of the date hereof. The company anticipates that subsequent events and developments may cause the company’s views to change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so except as required by law.
These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date hereof.
Reconciliation to U.S. GAAP Financial Information
The following supplemental data relating to our Financial Outlook includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934.  Reconciliation of these non-GAAP financial measures to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of stock-based compensation expense. We refer you to the reconciliations included in our earnings press release “Alarm.com Reports Second Quarter 2015 Results,” available on our website in connection with our second quarter 2015 earnings call, which, for historical periods, reconcile the non-GAAP financial measures included in the following supplemental data to the most directly comparable measures calculated and presented in accordance with U.S. GAAP.

Financial Outlook:
Supplemental Data
Alarm.com is providing supplemental information in support
of the following previously introduced financial outlook
for the full year 2015 which was reported in our earnings
release titled “Alarm.com Reports 2015 Second Quarter
Results” available on our website.
Financial Outlook:
•
For the Full Year 2015:
Non-GAAP adjusted net income is expected to be
approximately $9.8 million to $10.3 million, or $0.13 to
$0.14 per diluted share.
We had 2.7 million weighted average common shares
outstanding on June 30, 2015. On July 1, 2015 all
outstanding convertible preferred shares converted into an
aggregate of 35.0 million shares of common stock and we
issued 7.5 million shares of common stock in connection
with our IPO. We guide on non-GAAP adjusted net income
per common share.  Our guidance for the full year 2015
therefore adjusts for the allocation of adjusted net income to the preferred shares prior to their conversion at a weighted average annual rate of 65%.
For the Full Year 2015:
($ and shares, except per share data, in millions)
Non-GAAP adjusted net income
9.8
$
to
10.3
$
Less: income allocated to
participating securities
(6.4)

(6.7)

3.4

3.6

0.13
$
to
0.14
$
26.2
26.2
Non-GAAP adjusted net income
attributable to common stockholders
Non-GAAP weighted average common
shares outstanding - diluted
Non-GAAP adjusted net income per
share - diluted